Exhibit 4.3

PLAINS CAPITAL CORPORATION

AND

U.S. BANK NATIONAL ASSOCIATION

FIRST AMENDMENT TO AMENDED AND RESTATED DECLARATION OF TRUST

Dated as of August 7, 2006

AMENDING

THE

AMENDED AND RESTATED DECLARATION OF TRUST

Dated as of July 31, 2001

FIRST AMENDMENT TO AMENDED AND RESTATED DECLARATION OF TRUST, dated as of August 7, 2006 (the “First Amendment”), among PLAINS CAPITAL CORPORATION, a Texas corporation (the “Sponsor”), U.S. BANK NATIONAL ASSOCIATION (as successor to State Street Bank and Trust Company of Connecticut, National Association), a national banking association, as trustee (the “Institutional Trustee”) and Alan B. White, George McCleskey and Jeff Isom, as administrators (collectively, the “Administrators”) each of whose address is c/o Plains Capital Corporation, 2911 Turtle Creek Boulevard, Suite 700, Dallas, Texas 75219 (the Administrators and the Institutional Trustee being referred to collectively as the “Trustees”).

RECITALS OF THE COMPANY

WHEREAS, the Sponsor, the Institutional Trustee and the Administrators have heretofore duly declared and established a statutory trust pursuant to the Connecticut Statutory Trust Act and have entered into that certain Amended and Restated Declaration of Trust, dated as of July 31, 2001 (the “Original Amended and Restated Declaration of Trust”), and have executed and filed with the Secretary of State of the State of Connecticut the Certificate of Trust, filed on July 5, 2001;

WHEREAS, the Sponsor and the Trustees desire to amend the Original Amended and Restated Declaration of Trust as set forth herein to provide for, among other things, changing the rate at which distributions are paid on the Capital Securities and the Common Securities issued under the Original Amended and Restated Declaration of Trust and to make certain other modifications; and

WHEREAS, in order to reflect the amendment contemplated hereby, the Capital Securities Certificate will be amended and restated by the form Capital Securities Certificate attached hereto as Exhibit A-1 and the Common Securities Certificate will be amended and restated by the form Common Securities Certificate attached hereto as Exhibit A-2.

NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, each party, for the benefit of the other parties, hereby amends the Amended and Restated Declaration of Trust as follows:

Section 1. Definitions. All capitalized terms used herein which are defined in the Original Amended and Restated Declaration of Trust, either directly or by reference therein, shall have the respective meanings assigned them in the Indenture except as otherwise provided herein or unless the context otherwise requires.

Section 2. Interpretation.

(a) In this First Amendment, unless a clear contrary intention appears:

(i) the singular number includes the plural number and vice versa;

(ii) reference to any gender includes the other gender;

(iii) the words “herein” “hereof” “hereto” and “hereunder” and other words of similar import refer to this First Amendment as a whole and not to any particular Section or other subdivision;

(iv) reference to any Person includes such Persons’ successors and assigns but, if applicable, only if such successors and assigns are permitted by this First Amendment or the Indenture, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually provided that nothing in this clause (iv) is intended to authorize any assignment not otherwise permitted by this First Amendment or the Indenture;

(v) reference to any agreement, document or instrument means such agreement, document or instrument as amended, supplemented or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof, as well as any substitution or replacement therefore and reference to any note includes modifications thereof and any note issued in extension or renewal thereof or in substitution or replacement therefore;

(vi) reference to any Section means such Section of this First Amendment; and

(vii) the word “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term.

(b) No provision in this First Amendment shall be interpreted or construed against any Person because that Person or its legal representative drafted such provision.

Section 3. Amendment of Section 1.1; Definitions. Section 1.1 of the Original Amended and Restated Declaration of Trust is hereby amended to include the following defined terms:

“Acceleration Event of Default” has the meaning set forth in the Indenture.

“Declaration” means the Original Amended and Restated Declaration of Trust, as supplemented and amended by the First Amendment.

“Distribution Rate” means, (i) for the period beginning on (and including) July 31, 2006 to (and excluding) August 7, 2006 the rate determined under the Original Amended and Restated Declaration of Trust for such period, (ii) for the period beginning on (and including) August 7, 2006 and ending on (but excluding) the Distribution Payment Date in October 2006 the rate per annum of 8.785%, and (iii) for each Distribution Period beginning on or after the Distribution Payment Date in October 2006, the Coupon Rate for such Distribution Period. For purposes of clarification, the Distribution Rate from the date of original issuance to (but excluding) August 7, 2006 (including the period from (and including) July 31, 2006 and ending on (but excluding) August 7, 2006) shall be as determined under the Original Amended and Restated Declaration of Trust.

“First Amendment” has the meaning set forth in the introductory paragraph hereto.

“Original Amended and Restated Declaration of Trust” has the meaning set forth in the first recital hereto.

Section 4. Amendment to Section 1.1; Definitions. Section 1.1 of the Original Amended and Restated Declaration of Trust is hereby amended to delete the defined term “Indenture” in its entirety and restate such defined term as follows:

“Indenture” means the Indenture dated as of July 31, 2001, between the Debenture Issuer and the Debenture Trustee, as amended and supplemented by the First Supplemental Indenture, dated as of August 7, 2006 between the Debenture Issuer and the Debenture Trustee (the “First Supplemental Indenture”) and any indenture supplemental thereto pursuant to which the Debentures are to be issued, as such Indenture, First Supplemental Indenture and any supplemental indenture may be amended, supplemented or otherwise modified from time to time.

Section 5. Amendment of Section 2.2; Office. Section 2.2 of the Original Amended and Restated Declaration of Trust is hereby amended and restated in its entirety to read as follows:

Office.

The address of the principal office of the Trust is c/o U.S. Bank National Association, 225 Asylum Street, Goodwin Square, Hartford, Connecticut 06103. On at least 10 Business Days written notice to the Holders of the Securities, the Administrators may designate another principal office, which shall be in a state of the United States or in the District of Columbia.

Section 6. Amendment of Section 6.3; Form and Dating. The first sentence of Section 6.3 of the Original Amended and Restated Declaration of Trust is hereby amended and restated to read as follows:

Notwithstanding any other provision of this Declaration, the Capital Securities and the Institutional Trustee’s certificate of authentication thereon shall be in substantially the form set forth in Exhibit A-1 hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Declaration, and the Common Securities shall be in substantially the form set forth in Exhibit A-2 hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Declaration, each of which is hereby incorporated in and expressly made a part of this Declaration.

The last sentence of Section 6.3 of the Original Amended and Restated Declaration of Trust is hereby deleted and replaced with the following:

The Capital Securities will be in definitive, registered form without coupons with the Restricted Securities Legend. The terms and provisions of the Securities set forth on Annex I in the Amended and Restated Declaration of Trust and as amended pursuant to the First Amendment, and the forms of Securities set forth on Exhibit A-1 and Exhibit A-2 are part of the terms of this Declaration and to the extent applicable, the Institutional Trustee, the Administrators and the Sponsor, by their execution and delivery of the First Amendment, expressly agree to such terms and provisions.

Section 7. Amendment of Section 8.2(b); Transfer Procedures and Restrictions. Section 8.2(b) of the Original Amended and Restated Declaration of Trust is hereby amended and restated in its entirety to read as follows:

Except as permitted by Section 8.2(a), each Capital Security shall bear a legend (the “Restricted Securities Legend”) in substantially the following form and a Capital Security shall not be transferred except in compliance with such legend, unless otherwise determined by the Sponsor, upon the advice of counsel expert in securities law, in accordance with applicable law:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAW.

NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY ONLY (A) TO THE SPONSOR OR THE TRUST, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A IN ACCORDANCE WITH RULE 144A, (D) TO A NON-U.S. PERSON IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF SUBPARAGRAPH (A)(l), (2), (3) or (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS CAPITAL SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL “ACCREDITED INVESTOR,” FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE SPONSOR’S AND THE TRUST’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM IN ACCORDANCE WITH THE DECLARATION OF TRUST, A COPY OF WHICH MAY BE OBTAINED FROM THE SPONSOR OR THE TRUST. HEDGING TRANSACTIONS INVOLVING THIS SECURITY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF ALSO AGREES, REPRESENTS AND WARRANTS THAT IT IS NOT AN EMPLOYEE BENEFIT, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) (EACH A “PLAN”), OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF ANY PLAN’S INVESTMENT IN THE ENTITY, AND NO PERSON INVESTING “PLAN ASSETS” OF ANY PLAN MAY ACQUIRE OR HOLD THE SECURITIES OR ANY INTEREST THEREIN, UNLESS SUCH PURCHASER OR HOLDER IS ELIGIBLE FOR EXEMPTIVE RELIEF AVAILABLE UNDER U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 96-23, 95-60, 91-38, 90-1 OR 84-14 OR ANOTHER APPLICABLE EXEMPTION OR ITS PURCHASE AND HOLDING OF THIS SECURITY IS NOT PROHIBITED BY SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE WITH RESPECT TO SUCH PURCHASE OR HOLDING. ANY PURCHASER OR HOLDER OF THE SECURITIES OR ANY INTEREST THEREIN WILL BE DEEMED TO HAVE REPRESENTED BY ITS PURCHASE AND HOLDING THEREOF THAT

EITHER (i) IT IS NOT AN EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF SECTION 3(3) OF ERISA, OR A PLAN TO WHICH SECTION 4975 OF THE CODE IS APPLICABLE, A TRUSTEE OR OTHER PERSON ACTING ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR PLAN, OR ANY OTHER PERSON OR ENTITY USING THE ASSETS OF ANY EMPLOYEE BENEFIT PLAN OR PLAN TO FINANCE SUCH PURCHASE, OR (ii) SUCH PURCHASE WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE FOR WHICH THERE IS NO APPLICABLE STATUTORY OR ADMINISTRATIVE EXEMPTION.

THIS SECURITY WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN BLOCKS HAVING A LIQUIDATION AMOUNT OF NOT LESS THAN $100,000.00 (100 SECURITIES) AND MULTIPLES OF $1,000.00 IN EXCESS THEREOF. ANY ATTEMPTED TRANSFER OF SECURITIES IN A BLOCK HAVING A LIQUIDATION AMOUNT OF LESS THAN $100,000.00 SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER.

THE HOLDER OF THIS SECURITY AGREES THAT IT WILL COMPLY WITH THE FOREGOING RESTRICTIONS.

Section 8. Amendment of Section 13.1(b); Notices. Section 13.1(b) of the Original Amended and Restated Declaration of Trust is hereby amended and restated in its entirety to read as follows:

Notices.

if given to the Institutional Trustee, at the Institutional Trustee’s mailing address set forth below (or such other address as the Institutional Trustee may give notice of to the Holders of the Securities):

U.S. Bank National Association

225 Asylum Street, Goodwin Square

Hartford, Connecticut 06103

Attention: Vice President, Corporate Trust Services Division

Telecopy: 860-244-6889

With a copy to:

U.S. Bank National Association

1 Federal Street - 3rd Floor

Boston, Massachusetts 02110

Attention: Paul D. Allen, Corporate Trust Services Division

Telecopy: 617-603-6665

Section 9. Amendment of Section 2(a) of Annex I. Section 2(a) of Annex I of the Original Amended and Restated Declaration of Trust is hereby amended and restated in its entirety to read as follows:

(a) Distributions will be payable on each Security (i) for the period beginning on (and including) July 31, 2006 to (and excluding) August 7, 2006 at the rate determined under the Original Amended and Restated Declaration of Trust for such period, (ii) for the period beginning on (and including) August 7, 2006 and ending on (but excluding)

the Distribution Payment Date in October 2006 at a rate per annum of 8.785%, and (iii) for each successive Distribution Period (defined below) beginning on (and including) the Distribution Payment Date in October 2006, and on each succeeding Distribution Payment Date, at a rate per annum equal to the 3-Month LIBOR, determined as described below, plus 3.30% (the “Coupon Rate”), applied to the stated liquidation amount thereof, such rate being the rate of interest payable on the Debentures to be held by the Institutional Trustee; provided, however, that prior to the Distribution Payment Date in July 2011, the Coupon Rate shall not exceed 12.50%. A “Distribution Period” is the period beginning on (and including) a Distribution Payment Date and ending on (but excluding) the next succeeding Distribution Payment Date. Distributions in arrears will bear interest thereon compounded quarterly at the applicable Distribution Rate (to the extent permitted by law). Distributions, as used herein, include cash distributions and any such compounded distributions unless otherwise noted. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available therefor. In the event that any date on which a Distribution is payable on the Securities is not a Business Day, then payment of the Distribution payable on such date shall be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date such payment was originally payable. The amount of the Distribution payable for any Distribution Period will be calculated by applying the Distribution Rate to the stated liquidation amount outstanding at the commencement of the Distribution Period on the basis of the actual number of days in the Distribution Period concerned divided by 360. All percentages resulting from any calculations on the Capital Securities will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655), and all dollar amounts used in or resulting from such calculation will be rounded to the nearest cent (with one-half cent being rounded upward)). For purposes of clarification, the Distribution Rate from the date of original issuance to (but excluding) August 7, 2006 (including the period from (and including) July 31, 2006 and ending on (but excluding) August 7, 2006) shall be as determined under the Original Amended and Restated Declaration of Trust.

Section 10. Amendment of Section 2(b) of Annex I. The first two sentences of Section 2(b) of Annex I of the Original Amended and Restated Declaration of Trust are hereby amended and restated in their entirety, and immediately thereafter, new third and fourth sentences are hereby added to read as follows:

(b) Distributions on the Securities will be cumulative, will accrue from July 31, 2006, and will be payable, subject to extension of distribution payment periods as described herein, quarterly in arrears on April 30, July 31, October 31 and January 31 of each year (each a “Distribution Payment Date”), including the Distribution Payment Date in October 2006 when, as and if available for payment. The Debenture Issuer has the right under the Indenture to defer payments of interest on the Debentures, so long as no Acceleration Event of Default has occurred and is continuing, by deferring the payment of interest on the Debentures for up to 20 consecutive quarterly periods (each an “Extension Period”) at any time and from time to time, subject to the conditions described below, during which Extension Period no interest shall be due and payable. During any Extension Period, interest will continue to accrue on the Debentures, and interest on such accrued interest will accrue at an annual rate equal to the Distribution Rate in effect for each such Extension Period, compounded quarterly from the date such interest would have been payable were it not for the Extension Period, to the extent permitted by law (such interest referred to herein as “Additional Interest”). For purposes of clarification, distributions on the Securities that accrued from the date of original issuance to (but excluding) August 7, 2006 (including the period from (and including) July 31, 2006 and ending on (but excluding) August 7, 2006) shall be determined as set forth under the Original Amended and Restated Declaration of Trust.

Section 11. Amendment of Section 4(a) of Annex I. The second sentence of Section 4(a) of Annex I of the Original Amended and Restated Declaration of Trust is amended and restated in its entirety to read as follows:

The Debentures may be redeemed by the Debenture Issuer, in whole or in part, at any Distribution Payment Date on or after the Distribution Payment Date in July 2011, at the Redemption Price.

Section 12. Amendment of Section 4(a) of Annex I. The following defined terms included in Section 4(a) of Annex I of the Original Amended and Restated Declaration of Trust are hereby amended and restated in their entirety to read as follows:

“Capital Treatment Event” means the receipt by the Debenture Issuer and the Trust of an opinion of counsel experienced in such matters to the effect that, as a result of the occurrence of any amendment to, or change (including any announced prospective change) in, the laws, rules or regulations of the United States or any political subdivision thereof or therein, or as the result of any official or administrative pronouncement or action or decision interpreting or applying such laws, rules or regulations, which amendment or change is effective or which pronouncement, action or decision is announced on or after August 7, 2006 there is more than an insubstantial risk that the Sponsor will not, within 90 days of the date of such opinion, be entitled to treat an amount equal to the aggregate liquidation amount of the Capital Securities as “Tier 1 Capital” (or its then equivalent) for purposes of the capital adequacy guidelines of the Federal Reserve, as then in effect and applicable to the Sponsor (or if the Sponsor is not a bank holding company or otherwise is not subject to the Federal Reserve’s risk-based capital adequacy guidelines, such guidelines applied to the Sponsor as if the Sponsor were subject to such guidelines); provided, however, that the inability of the Sponsor to treat all or any portion of the liquidation amount of the Capital Securities as Tier 1 Capital shall not constitute the basis for a Capital Treatment Event, if such inability results from the Sponsor having cumulative preferred stock, minority interests in consolidated subsidiaries, or any other class of security or interest which the Federal Reserve or OTS, as applicable, may now or hereafter accord Tier 1 Capital treatment in excess of the amount which may now or hereafter qualify for treatment as Tier 1 Capital under applicable capital adequacy guidelines; provided further, however, that the distribution of Debentures in connection with the Liquidation of the Trust shall not in and of itself constitute a Capital Treatment Event unless such Liquidation shall have occurred in connection with a Tax Event or an Investment Company Event.

“Redemption Date” shall mean the date fixed for the redemption of Capital Securities, which shall be any Distribution Payment Date on or after the Distribution Payment Date in July 2011.

“Redemption Price” means 100% of the principal amount of the Debentures being redeemed, plus accrued and unpaid Interest on such Debentures to the Redemption Date.

“Special Redemption Date” means a date on which a Special Event redemption occurs, which shall be a Distribution Payment Date.

“Special Redemption Price” means (i) if the Special Redemption Date is before July 31, 2011, an amount in cash equal to 107.5% of the principal amount of the Debentures to be prepaid, plus accrued and unpaid Interest on such Debentures to such Special Redemption Date, or (ii) if the Special Redemption Date is on or after July 31, 2011, an amount equal to 100% of the principal amount of the Debentures being redeemed, plus accrued and unpaid Interest on such Debentures to such Special Redemption Date.

“3-Month LIBOR” means the London interbank offered interest rate for three-month U.S. dollar deposits determined by the Trustee in the following order of priority:

(1) the rate (expressed as a percentage per annum) for U.S. dollar deposits having a three-month maturity that appears on Telerate Page 3750 as of 11:00 a.m. (London time) on the related Determination Date (as defined below). “Telerate Page 3750” means the display designated as “Page 3750” on the Moneyline Telerate Service or such other page as may replace Page 3750 on that service or such other service or services as may be nominated by the British Bankers’ Association as the information vendor for the purpose of displaying London interbank offered rates for U.S. dollar deposits;

(2) if such rate cannot be identified on the related Determination Date, the Trustee will request the principal London offices of four leading banks in the London interbank market to provide such banks’ offered quotations (expressed as percentages per annum) to prime banks in the London interbank market for U.S. dollar deposits having a three-month maturity as of 11:00 a.m. (London time) on such Determination Date. If at least two quotations are provided, 3-Month LIBOR will be the arithmetic mean of such quotations;

(3) if fewer than two such quotations are provided as requested in clause (2) above, the Trustee will request four major New York City banks to provide such banks’ offered quotations (expressed as percentages per annum) to leading European banks for loans in U.S. dollars as of 11:00 a.m. (London time) on such Determination Date. If at least two such quotations are provided, 3-Month LIBOR will be the arithmetic mean of such quotations; and

(4) if fewer than two such quotations are provided as requested in clause (3) above, 3-Month LIBOR will be a 3-Month LIBOR determined with respect to the Distribution Period immediately preceding such current Distribution Period.

If the rate for U.S. dollar deposits having a three-month maturity that initially appears on Telerate Page 3750 as of 11:00 a.m. (London time) on the related Determination Date is superseded on the Telerate Page 3750 by a corrected rate by 12:00 noon (London time) on such Determination Date, then the corrected rate as so substituted on the applicable page will be the applicable 3-Month LIBOR for such Determination Date.

The Distribution Rate for any Distribution Period will at no time be higher than the maximum rate then permitted by New York law as the same may be modified by United States law.

Section 13. Amendment of Exhibit A-1 and Exhibit A-2 to the Original Amended and Restated Declaration of Trust. Exhibit A-1 and Exhibit A-2 of the Original Amended and Restated Declaration of Trust are hereby amended and restated in their entirety as set forth on Exhibit A-1 and Exhibit A-2 hereto.

Section 14. Conditions of Effectiveness. This First Amendment shall become effective when, and only when:

(a) the Institutional Trustee shall have executed a counterpart of this First Amendment and shall have received a counterpart of this First Amendment executed by the Sponsor and the Administrators; and

(b) the Institutional Trustee shall have received all other instruments and documents provided for in the Original Amended and Restated Declaration of Trust in connection with amendments thereto.

Section 15. Surrender and Exchange of the Capital Securities Certificate and Common Securities Certificate. In connection with the transaction contemplated by this First Amendment, the holders of the Capital Securities Certificates shall be required to surrender the original Capital Securities Certificates to the Institutional Trustee in exchange for the Capital Securities Certificates in the form as set forth on Exhibit A-1. The Trust shall then issue and the Institutional Trustee shall authenticate, new Capital Securities Certificates in the form as set forth on Exhibit A-1 to the registered holder(s) of the Capital Securities in the same original liquidation amount as the Capital Securities surrendered for exchange, subject to the requirements of Article VIII of the Original Amended and Restated Declaration of Trust. The Institutional Trustee shall thereupon cancel the Capital Securities surrendered for exchange in accordance with Section 6.6 of the Original Amended and Restated Declaration of Trust. In the event that any Capital Securities Certificates are not surrendered for exchange as required hereunder, the holder of such Capital Securities shall provide such security or indemnity as may be required by the Institutional Trustee as a condition to receiving a new Capital Security Certificate, in accordance with the requirements of Section 6.4 of the Original Amended and Restated Declaration of Trust. The Trust shall issue a new Common Securities Certificate to the Sponsor in replacement of the Common Security Certificate originally issued to the Sponsor, in the form as set forth on Exhibit A-2, without requirement for surrender for exchange. The Common Security Certificate originally issued to the Sponsor shall be deemed to be cancelled without further act, but the Sponsor may surrender the original Common Security Certificate to the Institutional Trustee for cancellation. Upon the effectiveness of this First Amendment, the terms of the Capital Securities Certificate and Common Securities Certificate as set forth on Exhibit A-1 and Exhibit A-2 hereto, respectively, shall govern in all respects regardless of whether each Capital Securities Certificate and Common Securities Certificate issued under the Original Amended and Restated Declaration of Trust is surrendered in exchange as required under this Section 14. In the event of a conflict between the terms of the Capital Securities Certificate and Common Securities Certificate issued under the Original Amended and Restated Declaration of Trust and the Capital Securities Certificate and Common Securities Certificate in the forms attached hereto as Exhibit A-1 and Exhibit A-2, respectively, the terms of the Capital Securities Certificate and Common Securities Certificate in the forms attached hereto as Exhibit A-1 and Exhibit A-2, respectively, shall control.

Section 16. Reference to the Amended and Restated Declaration of Trust.

(a) Upon the effectiveness of this First Amendment, each reference in the Original Amended and Restated Declaration of Trust to “this Declaration,” “hereunder,” “herein” or words of like import shall mean and be a reference to the Amended and Restated Declaration of Trust, as affected, amended and supplemented hereby.

(b) Upon the effectiveness of this First Amendment, all references in each of the Securities and in this First Amendment, and in the other documents and instruments executed in connection therewith, to the Amended and Restated Declaration of Trust, including each term defined by reference to the Amended and Restated Declaration of Trust, shall mean and be a reference to the Original Amended and Restated Declaration of Trust or such term, as the case may be, as affected, amended and supplemented hereby.

(c) The Original Amended and Restated Declaration of Trust, as amended and supplemented by the amendment and supplement referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

Section 17. Execution in Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

Section 18. Governing Law. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF EACH OF THE HOLDERS, THE SPONSOR, THE TRUST AND THE TRUSTEES WITH RESPECT TO THIS FIRST AMENDMENT AND THE AMENDED AND RESTATED DECLARATION OF TRUST AND THE SECURITIES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF CONNECTICUT WITHOUT REFERENCE TO ITS CONFLICTS OF LAWS PROVISIONS.

Section 19. The Institutional Trustee. The Institutional Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this First Amendment or the due execution thereof by the Sponsor, the Administrators or the Holders. The recitals of fact contained herein shall be taken as the statements solely of the parties to this First Amendment other than the Institutional Trustee, and the Institutional Trustee assumes no responsibility for the correctness thereof.

Section 20. Consent of Holder(s) of Common Securities. By its execution and delivery of this Agreement, the Sponsor, as the sole holder of Common Securities, hereby consents to this First Amendment and the changes effected to the Original Amended and Restated Declaration of Trust hereby.

Signatures appear on the following page

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective officers thereunto duly authorized, as of the day and year first above written

U.S. BANK NATIONAL ASSOCIATION, as Institutional Trustee

By:	/s/ Paul D. Allen
Name: Paul D. Allen
Title: Vice President

PLAINS CAPITAL CORPORATION, as Sponsor

By:	/s/ Alan B. White
Name: Alan B. White
Title: CEO

ADMINISTRATORS OF PCC STATUTORY TRUST I

By:	/s/ Alan B. White
Administrator

By:	/s/ George H. McCleskey
Administrator

By:	/s/ Jeff Isom
Administrator

EXHIBIT A-1

FORM OF CAPITAL SECURITY CERTIFICATE

[FORM OF FACE OF SECURITY]

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAW. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY ONLY (A) TO THE SPONSOR OR THE TRUST, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A IN ACCORDANCE WITH RULE 144A, (D) TO A NON-U.S. PERSON IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) or (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS CAPITAL SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL “ACCREDITED INVESTOR”, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE SPONSOR’S AND THE TRUST’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM IN ACCORDANCE WITH THE DECLARATION OF TRUST, A COPY OF WHICH MAY BE OBTAINED FROM THE SPONSOR OR THE TRUST. HEDGING TRANSACTIONS INVOLVING THIS SECURITY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF ALSO AGREES, REPRESENTS AND WARRANTS THAT IT IS NOT AN EMPLOYEE BENEFIT, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) (EACH A “PLAN”), OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF ANY PLAN’S INVESTMENT IN THE ENTITY, AND NO PERSON INVESTING “PLAN ASSETS” OF ANY PLAN MAY ACQUIRE OR HOLD THE SECURITIES OR ANY INTEREST THEREIN, UNLESS SUCH PURCHASER OR HOLDER IS ELIGIBLE FOR EXEMPTIVE RELIEF AVAILABLE UNDER U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 96-23, 95-60, 91-38, 90-1 OR 84-14 OR ANOTHER APPLICABLE EXEMPTION OR ITS PURCHASE AND HOLDING OF THIS SECURITY IS NOT PROHIBITED BY SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE WITH RESPECT TO SUCH PURCHASE OR HOLDING. ANY PURCHASER OR HOLDER OF THE SECURITIES OR ANY INTEREST THEREIN WILL BE DEEMED TO HAVE REPRESENTED BY ITS PURCHASE AND

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HOLDING THEREOF THAT EITHER (i) IT IS NOT AN EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF SECTION 3(3) OF ERISA, OR A PLAN TO WHICH SECTION 4975 OF THE CODE IS APPLICABLE, A TRUSTEE OR OTHER PERSON ACTING ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR PLAN, OR ANY OTHER PERSON OR ENTITY USING THE ASSETS OF ANY EMPLOYEE BENEFIT PLAN OR PLAN TO FINANCE SUCH PURCHASE, OR (ii) SUCH PURCHASE WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE FOR WHICH THERE IS NO APPLICABLE STATUTORY OR ADMINISTRATIVE EXEMPTION.

THIS SECURITY WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN BLOCKS HAVING A LIQUIDATION AMOUNT OF NOT LESS THAN $100,000.00 (100 SECURITIES) AND MULTIPLES OF $1,000.00 IN EXCESS THEREOF. ANY ATTEMPTED TRANSFER OF SECURITIES IN A BLOCK HAVING A LIQUIDATION AMOUNT OF LESS THAN $100,000.00 SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER.

THE HOLDER OF THIS SECURITY AGREES THAT IT WILL COMPLY WITH THE FOREGOING RESTRICTIONS.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS MAY BE REQUIRED BY THE DECLARATION TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

Certificate Number P-2	17,500 Capital Securities

August 7, 2006

Amended and Restated

Certificate Evidencing Floating Rate Capital Securities

of

PCC Statutory Trust I

(liquidation amount $1,000.00 per Capital Security)

PCC Statutory Trust I, a statutory trust created under the laws of the State of Connecticut (the “Trust”), hereby certifies that First Tennessee Bank National Association, is the registered owner of capital securities of the Trust representing undivided beneficial interests in the assets of the Trust, (liquidation amount $1,000.00 per capital security) (the “Capital Securities”). Subject to the Declaration (as defined below), the Capital Securities are transferable on the books and records of the Trust in person or by a duly authorized attorney, upon surrender of this Certificate duly endorsed and in proper form for transfer. The Capital Securities represented hereby are issued pursuant to, and the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities shall in all respects be subject to, the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of July 31, 2001, among Alan B. White, George McClesky and Jeff Isom, as Administrators, U.S. Bank National Association, as successor in interest to State Street Bank and Trust Company of Connecticut, National Association, as Institutional Trustee, Plains Capital Corporation, as Sponsor, and the holders from time to time of undivided beneficial interests in the assets of the Trust, including the designation of the terms of the Capital Securities as set forth in Annex I to such amended and restated declaration, as amended by that certain First Amendment to Amended and Restated Declaration, dated August 7, 2006, as the same may be amended from time to time (the “Declaration”). Capitalized terms

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used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Guarantee, and the Indenture to the Holder without charge upon written request to the Sponsor at its principal place of business.

Upon receipt of this Security, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

By acceptance of this Security, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Capital Securities as evidence of beneficial ownership in the Debentures.

This Capital Security is governed by, and construed in accordance with, the laws of the State of Connecticut, without regard to principles of conflict of laws.

Signatures appear on following page

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IN WITNESS WHEREOF, the Trust has duly executed this certificate.

PCC STATUTORY TRUST I

By:
Name:
Title: Administrator

CERTIFICATE OF AUTHENTICATION

This is one of the Capital Securities referred to in the within-mentioned Declaration.

U.S. BANK NATIONAL ASSOCIATION,
as the Institutional Trustee

By:
Authorized Officer

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[FORM OF REVERSE OF CAPITAL SECURITY]

Distributions on each Capital Security will be payable (i) for the period beginning on (and including) July 31, 2006 to (and excluding) August 7, 2006 at the rate determined under the Original Amended and Restated Declaration of Trust and (ii) at an annual rate equal to 8.785% for the period beginning on (and including) August 7, 2006 and ending on (but excluding) the Distribution Payment Date in October 2006. Distributions on each Capital Security will be payable at an annual rate for each successive Distribution Period (defined below) beginning on (and including) the Distribution Payment Date in October 2006, and on each succeeding Distribution Payment Date, equal to 3-Month LIBOR, determined as described below, plus 3.30% (the “Coupon Rate”), applied to the stated liquidation amount of $1,000.00 per Capital Security, such rate being the rate of interest payable on the Debentures to be held by the Institutional Trustee; provided, however, that prior to the Distribution Payment Date in July 2011, the Coupon Rate shall not exceed 12.50%. A “Distribution Period” is the period beginning on (and including) a Distribution Payment Date and ending on (but excluding) the next succeeding Distribution Payment Date. Distributions in arrears will bear interest thereon compounded quarterly at the Distribution Rate (to the extent permitted by applicable law). The term “Distributions” as used herein includes cash distributions and any such compounded distributions unless otherwise noted. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available therefor. As used herein, “Determination Date” means the date that is two London Banking Days (i.e., a business day in which dealings in deposits in U.S. dollars are transacted in the London interbank market) preceding the commencement of the relevant Distribution Period. The amount of the Distribution payable for any Distribution Period will be calculated by applying the Distribution Rate to the stated liquidation amount outstanding at the commencement of the Distribution Period and multiplying each such number by the actual number of days in the Distribution Period concerned divided by 360. In the event that any date on which a Distribution is payable on the Capital Securities is not a Business Day, then payment of the Distribution payable on such date shall be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date such payment was originally payable. For purposes of clarification, the Distribution Rate from the date of original issuance to (but excluding) August 7, 2006 (including the period from (and including) July 31, 2006 and ending on (but excluding) August 7, 2006) shall be as determined under the Original Amended and Restated Declaration of Trust.

“3-Month LIBOR” as used herein, means, with respect to a Distribution Period, the London interbank offered interest rate for three-month U.S. dollar deposits determined by the Debenture Trustee in the following order of priority: (i) the rate (expressed as a percentage per annum) for U.S. dollar deposits having a three-month maturity that appears on Telerate Page 3750 as of 11:00 a.m. (London time) on the related Determination Date (“Telerate Page 3750” means the display designated as “Page 3750” on the Moneyline Telerate Service or such other page as may replace Page 3750 on that service or such other service or services as may be nominated by the British Bankers’ Association as the information vendor for the purpose of displaying London interbank offered rates for U.S. dollar deposits); (ii) if such rate cannot be identified on the related Determination Date, the Debenture Trustee will request the principal London offices of four leading banks in the London interbank market to provide such banks’ offered quotations (expressed as percentages per annum) to prime banks in the London interbank market for U.S. dollar deposits having a three-month maturity as of 11:00 a.m. (London time) on such Determination Date. If at least two quotations are provided, 3-Month LIBOR will be the arithmetic mean of such quotations; (iii) if fewer than two such quotations are provided as requested in clause (ii) above, the Debenture Trustee will request four major New York City banks to provide such banks’ offered quotations (expressed as percentages per annum) to leading European banks for loans in U.S. dollars as of 11:00 a.m. (London time) on such Determination Date. If at least two such quotations are provided,

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3-Month LIBOR will be the arithmetic mean of such quotations; and (iv) if fewer than two such quotations are provided as requested in clause (iii) above, 3-Month LIBOR will be a 3-Month LIBOR determined with respect to the Distribution Period immediately preceding such current Distribution Period. If the rate for U.S. dollar deposits having a three-month maturity that initially appears on Telerate Page 3750 as of 11:00 a.m. (London time) on the related Determination Date is superseded on the Telerate Page 3750 by a corrected rate by 12:00 noon (London time) on such Determination Date, then the corrected rate as so substituted on the applicable page will be the applicable 3-Month LIBOR for such Determination Date.

The Distribution Rate for any Distribution Period will at no time be higher than the maximum rate then permitted by New York law as the same may be modified by United States law.

All percentages resulting from any calculations on the Capital Securities will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655), and all dollar amounts used in or resulting from such calculation will be rounded to the nearest cent (with one-half cent being rounded upward)).

Except as otherwise described below, Distributions on the Capital Securities will be cumulative, will accrue from July 31, 2006 and will be payable quarterly in arrears on April 30, July 31, October 31 and January 31 of each year (each such day, a “Distribution Payment Date”), including the Distribution Payment Date in October 2006. The Debenture Issuer has the right under the Indenture to defer payments of interest on the Debentures, so long as no Acceleration Event of Default has occurred and is continuing, by extending the interest payment period on the Debentures for up to 20 consecutive quarterly periods (each an “Extension Period”) at any time and from time to time on the Debentures, subject to the conditions described below, during which Extension Period no interest shall be due and payable. During any Extension Period, interest will continue to accrue on the Debentures, and interest on such accrued interest will accrue at an annual rate equal to the Distribution Rate in effect for each such Extension Period, compounded quarterly from the date such interest would have been payable were it not for the Extension Period, to the extent permitted by law (such interest referred to herein as “Additional Interest”). No Extension Period may end on a date other than a Distribution Payment Date. At the end of any such Extension Period, the Debenture Issuer shall pay all interest then accrued and unpaid on the Debentures (together with Additional Interest thereon); provided, however, that no Extension Period may extend beyond the Maturity Date. Prior to the termination of any Extension Period, the Debenture Issuer may further extend such period, provided that such period together with all such previous and further consecutive extensions thereof shall not exceed 20 consecutive quarterly periods, or extend beyond the Maturity Date. Upon the termination of any Extension Period and upon the payment of all accrued and unpaid interest and Additional Interest, the Debenture Issuer may commence a new Extension Period, subject to the foregoing requirements. No interest or Additional Interest shall be due and payable during an Extension Period, except at the end thereof, but each installment of interest that would otherwise have been due and payable during such Extension Period shall bear Additional Interest. During any Extension Period, Distributions on the Capital Securities shall be deferred for a period equal to the Extension Period. If Distributions are deferred, the Distributions due shall be paid on the date that the related Extension Period terminates, to Holders of the Securities as they appear on the books and records of the Trust on the record date immediately preceding such date. Distributions on the Securities must be paid on the dates payable (after giving effect to any Extension Period) to the extent that the Trust has funds available for the payment of such distributions in the Property Account of the Trust. The Trust’s funds available for Distribution to the Holders of the Securities will be limited to payments received from the Debenture Issuer. The payment of Distributions out of moneys held by the Trust is guaranteed by the Guarantor pursuant to the Guarantee.

The Capital Securities shall be redeemable as provided in the Declaration.

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ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Capital Security Certificate to:

____________________________________________________________

(Insert assignee’s social security or tax identification number)____________

_____________________________________________________________

_____________________________________________________________

(Insert address and zip code of assignee) and irrevocably appoints

_____________________________________________________________

agent to transfer this Capital Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:_________________

Signature:______________

(Sign exactly as your name appears on the other side of this Capital Security Certificate)

Signature Guarantee:1

[1]

Signature must be guaranteed by an “eligible guarantor institution” that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Security registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

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EXHIBIT A-2

FORM OF COMMON SECURITY CERTIFICATE

THIS COMMON SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM REGISTRATION.

THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT IN COMPLIANCE WITH SECTION 8.1 OF THE DECLARATION.

Certificate Number C-2	542 Common Securities

August 7, 2006

Amended and Restated

Certificate Evidencing Floating Rate Common Securities

of

PCC Statutory Trust I

PCC Statutory Trust I, a statutory trust created under the laws of the State of Connecticut (the ‘Trust”), hereby certifies that Plains Capital Corporation (the “Holder”) is the registered owner of common securities of the Trust representing undivided beneficial interests in the assets of the Trust (the “Common Securities”). The Common Securities represented hereby are issued pursuant to, and the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities shall in all respects be subject to, the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of July 31, 2001, among Alan B. White, George McCleskey and Jeff Isom, as Administrators, U.S. Bank National Association, as successor in interest to State Street Bank and Trust Company of Connecticut, National Association, as Institutional Trustee, Plains Capital Corporation, as Sponsor, and the holders from time to time of undivided beneficial interest in the assets of the Trust including the designation of the terms of the Common Securities as set forth in Annex I to such amended and restated declaration, as amended by that certain First Amendment to Amended and Restated Declaration of Trust, dated August 7, 2006, as the same may be amended from time to time (the “Declaration”). Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Guarantee and the Indenture to the Holder without charge upon written request to the Sponsor at its principal place of business.

As set forth in the Declaration, when an Event of Default has occurred and is continuing, the rights of Holders of Common Securities to payment in respect of Distributions and payments upon Liquidation, redemption or otherwise are subordinated to the rights of payment of Holders of the Capital Securities.

Upon receipt of this Certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

By acceptance of this Certificate, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Common Securities as evidence of undivided beneficial ownership in the Debentures.

This Common Security is governed by, and construed in accordance with, the laws of the State of Connecticut, without regard to principles of conflict of laws.

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IN WITNESS WHEREOF, the Trust has duly executed this certificate.

PCC STATUTORY TRUST I

By:
Name:
Title: Administrator

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[FORM OF REVERSE OF COMMON SECURITY]

Distributions payable on each Common Security will be payable (i) for the period beginning on (and including) July 31, 2006 to (and excluding) August 7, 2006 at the rate determined under the Original Amended and Restated Declaration of Trust and (ii) at an annual rate equal to 8.785% for the period beginning on (and including) August 7, 2006 and ending on (but excluding) the Distribution Payment Date in October 2006. Distributions on each Common Security will be payable at an annual rate for each successive Distribution Period (defined below) beginning on (and including) the Distribution Payment Date in October 2006, and on each succeeding Distribution Payment Date, equal to 3-Month LIBOR, determined as described below, plus 3.30% (the “Coupon Rate”), applied to the stated liquidation amount of $1,000.00 per Common Security, such rate being the rate of interest payable on the Debentures to be held by the Institutional Trustee; provided, however, that prior to the Distribution Payment Date in July 2011, the Coupon Rate shall not exceed 12.50%. A “Distribution Period” is the period beginning on (and including) a Distribution Payment Date and ending on (but excluding) the next succeeding Distribution Payment Date. Distributions in arrears will bear interest thereon compounded quarterly at the Distribution Rate (to the extent permitted by applicable law). The term “Distributions” as used herein includes cash distributions and any such compounded distributions unless otherwise noted. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available therefor. As used herein, “Determination Date” means the date that is two London Banking Days (i.e., a business day in which dealings in deposits in U.S. dollars are transacted in the London interbank market) preceding the commencement of the relevant Distribution Period. The amount of the Distribution payable for any Distribution Period will be calculated by applying the Distribution Rate to the stated liquidation amount outstanding at the commencement of the Distribution Period and multiplying each such number by the actual number of days in the Distribution Period concerned divided by 360. In the event that any date on which a Distribution is payable on the Common Securities is not a Business Day, then payment of the Distribution payable on such date shall be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date such payment was originally payable. For purposes of clarification, the Distribution Rate from the date of original issuance to (but excluding) August 7, 2006 (including the period from (and including) July 31, 2006 and ending on (but excluding) August 7, 2006) shall be as determined under the Original Amended and Restated Declaration of Trust.

“3-Month LIBOR” as used herein, means, with respect to a Distribution Period, the London interbank offered interest rate for three-month U.S. dollar deposits determined by the Debenture Trustee in the following order of priority: (i) the rate (expressed as a percentage per annum) for U.S. dollar deposits having a three-month maturity that appears on Telerate Page 3750 as of 11:00 a.m. (London time) on the related Determination Date (“Telerate Page 3750” means the display designated as “Page 3750” on the Moneyline Telerate Service or such other page as may replace Page 3750 on that service or such other service or services as may be nominated by the British Bankers’ Association as the information vendor for the purpose of displaying London interbank offered rates for U.S. dollar deposits); (ii) if such rate cannot be identified on the related Determination Date, the Debenture Trustee will request the principal London offices of four leading banks in the London interbank market to provide such banks’ offered quotations (expressed as percentages per annum) to prime banks in the London interbank market for U.S. dollar deposits having a three-month maturity as of 11:00 a.m. (London time) on such Determination Date. If at least two quotations are provided, 3-Month LIBOR will be the arithmetic mean of such quotations; (iii) if fewer than two such quotations are provided as requested in clause (ii) above, the Debenture Trustee will request four major New York City banks to provide such banks’ offered quotations (expressed as percentages per annum) to leading European banks for loans in U.S. dollars as of

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11:00 a.m. (London time) on such Determination Date. If at least two such quotations are provided, 3-Month LIBOR will be the arithmetic mean of such quotations; and (iv) if fewer than two such quotations are provided as requested in clause (iii) above, 3-Month LIBOR will be a 3-Month LIBOR determined with respect to the Distribution Period immediately preceding such current Distribution Period. If the rate for U.S. dollar deposits having a three-month maturity that initially appears on Telerate Page 3750 as of 11:00 a.m. (London time) on the related Determination Date is superseded on the Telerate Page 3750 by a corrected rate by 12:00 noon (London time) on such Determination Date, then the corrected rate as so substituted on the applicable page will be the applicable 3-Month LIBOR for such Determination Date.

The Distribution Rate for any Distribution Period will at no time be higher than the maximum rate then permitted by New York law as the same may be modified by United States law.

All percentages resulting from any calculations on the Common Securities will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655), and all dollar amounts used in or resulting from such calculation will be rounded to the nearest cent (with one-half cent being rounded upward)).

Except as otherwise described below, Distributions on the Common Securities will be cumulative, will accrue from, July 31, 2006 and will be payable quarterly in arrears on April 30, July 31, October 31 and January 31 of each year (each such day, a “Distribution Payment Date”), including the Distribution Payment Date in October 2006. The Debenture Issuer has the right under the Indenture to defer payments of interest on the Debentures, so long as no Acceleration Event of Default has occurred and is continuing, by extending the interest payment period on the Debentures for up to 20 consecutive quarterly periods (each an “Extension Period”) at any time and from time to time on the Debentures, subject to the conditions described below, during which Extension Period no interest shall be due and payable. During any Extension Period, interest will continue to accrue on the Debentures, and interest on such accrued interest will accrue at an annual rate equal to the Distribution Rate in effect for each such Extension Period, compounded quarterly from the date such interest would have been payable were it not for the Extension Period, to the extent permitted by law (such interest referred to herein as “Additional Interest”). No Extension Period may end on a date other than a Distribution Payment Date. At the end of any such Extension Period, the Debenture Issuer shall pay all interest then accrued and unpaid on the Debentures (together with Additional Interest thereon); provided, however, that no Extension Period may extend beyond the Maturity Date. Prior to the termination of any Extension Period, the Debenture Issuer may further extend such period, provided that such period together with all such previous and further consecutive extensions thereof shall not exceed 20 consecutive quarterly periods, or extend beyond the Maturity Date. Upon the termination of any Extension Period and upon the payment of all accrued and unpaid interest and Additional Interest, the Debenture Issuer may commence a new Extension Period, subject to the foregoing requirements. No interest or Additional Interest shall be due and payable during an Extension Period, except at the end thereof, but each installment of interest that would otherwise have been due and payable during such Extension Period shall bear Additional Interest. During any Extension Period, Distributions on the Common Securities shall be deferred for a period equal to the Extension Period. If Distributions are deferred, the Distributions due shall be paid on the date that the related Extension Period terminates, to Holders of the Securities as they appear on the books and records of the Trust on the record date immediately preceding such date. Distributions on the Securities must be paid on the dates payable (after giving effect to any Extension Period) to the extent that the Trust has funds available for the payment of such distributions in the Property Account of the Trust. The Trust’s funds available for Distribution to the Holders of the Securities will be limited to payments received from the Debenture Issuer.

The Common Securities shall be redeemable as provided in the Declaration.

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ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security Certificate to:

_______________________________________________________________________

(Insert assignee’s social security or tax identification number)________________________

_______________________________________________________________________

_______________________________________________________________________

(Insert address and zip code of assignee) and irrevocably appoints

_______________________________________________________________________

__________________________________________________________________agent to transfer this Common Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:____________________________________

Signature:________________________________

(Sign exactly as your name appears on the other side of this Common Security Certificate)

Signature:________________________________

(Sign exactly as your name appears on the other side of this Common Security Certificate)

Signature Guarantee2

[2]

Signature must be guaranteed by an “eligible guarantor institution” that is a bank, stockbroker, savings and loan association or credit union, meeting the requirements of the Security registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

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